Putnam
Municipal
Opportunities
Trust

SEMIANNUAL REPORT
October 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "While October's stock market turbulence created an increased demand for fixed-income securities, the tax-exempt market has been largely overlooked. Yields on municipal securities, meanwhile, have become highly competitive, creating potential for price appreciation if investors recognize the imbalance and seek opportunities in the muni markets."

                                   --  Blake E. Anderson, manager
                                       Putnam Municipal Opportunities Trust

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

11 Portfolio holdings

17 Financial statements

25 Results of October 9, 1997, shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

One of the longest periods of economic growth on record, combined with continued low inflation, led to a prolonged bull market for stock prices this year, as well as overall strength in the bond markets. But in October, corrections in stock markets around the world resulted in precedent-breaking trading volume and price volatility in U.S. stocks. This sparked a rally for bond prices, most notably in Treasury securities, as investors sought temporary refuge in less volatile securities.

To date, this flight to the relative stability of the bond market has yet to be reflected in municipal bond prices, making yields particularly attractive relative to the taxable market. In the coming months, as the equity markets settle down, your management team expects investors to become aware of opportunities in the municipal bond markets, stimulating demand and improving the potential for price appreciation.

In the following report, Blake Anderson, your fund's manager, discusses key aspects of his strategy over the first half of fiscal 1998 and provides his expectations for the second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
December 17, 1997



Report from the Fund Manager
Blake E. Anderson

As of the end of October, the midpoint in its fiscal year, Putnam Municipal Opportunities Trust was one of the leading funds in its competitive field in terms of current income. The fund's high yield reflects a combination of its use of leverage and the structure of its portfolio. Total return, which reflects changes in the market value of the fund's holdings, was less positive over the six months ended October 31, 1997, but remained in keeping with the fund's goal of seeking high current income with minimal price volatility through a diversified portfolio of municipal bonds. For complete performance details, please turn to pages 9 and 10.

* NAVIGATING EL NINO IN THE BOND MARKETS

Just as weather forecasters are taking a more global view, observing how trends in one part of the world affect events in the other, market watchers are observing the ways in which economic activity on one side of the globe influences economies and markets on the other side. Although an atmosphere of low volatility and narrow trading ranges characterized the fixed-income markets for most of 1997, October's turbulence -- and the effects of the Pacific Rim crisis -- changed all that.

Earlier in the year, the municipal bond markets had enjoyed relative stability, stemming from an ongoing domestic tug of war between high economic growth (bad for the bond market) and favorable low inflation news (good for the bond market). Because of the low interest-rate environment, many new issues and refunded securities came to market. An abundant supply of bonds, coupled with high returns on stocks, subdued tax-exempt bond prices. However, the October correction resulted in a strong price rally, most notably in Treasuries. Municipal bond yields became attractive relative to taxable bonds and we have been taking full advantage of the resulting opportunities.

* KEY FACTORS IN CURRENT INCOME: LEVERAGE AND DURATION

The fund's industry emphasis and overall credit quality have not changed greatly since the close of fiscal 1997 last May. Then, as now, airport and utility issues tended to dominate the portfolio. Airlines have been and continue to be enormously profitable, benefiting from the continuing strength of the U.S. economy. Utility bonds, meanwhile, offer a combination of high current income and the potential for price appreciation, since this sector seems to have been overlooked by investors. The most significant changes we have to report involve the fund's use of leverage and a commensurate increase in the duration of its portfolio.

As you may recall, in our last report we announced plans to increase the fund's use of leveraging by offering additional preferred shares. These shares, sold to corporate and institutional investors, pay dividends at prevailing short-term rates, which are lower than rates on long-term bonds. We invested the proceeds from this offering in long-term high-yielding municipal bonds. The difference between the rates earned by the fund and the rate paid to preferred shareholders has been used to augment the flow of income for common shareholders.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS*]

TOP INDUSTRY SECTORS*

Transportation                            20.7%

Health care                               20.7%

Utilities                                 17.0%

Housing                                   12.4%

Water and sewer                            6.8%

Footnote reads:
*Based on net assets as of 10/31/97. Holdings will vary over time.

In addition, we have adjusted the duration of the fund's portfolio to help manage interest-rate sensitivity while still providing comfortably high returns. Duration, which is measured in years, indicates a portfolio's sensitivity to changes in interest rates. A shorter duration helps protect principal when interest rates are rising and bond prices are falling. A longer duration allows the fund to capture price appreciation in a declining-rate environment but carries a greater risk of loss should rates rise. The fund's duration continues to be moderately defensive; in other words, it is slightly shorter than the average fund in its category.

Because it is a closed-end fund, the portfolio has only minimal investments in liquid short-term securities. We have invested primarily in high-coupon bonds in order to generate a steady flow of income. Because they are prized by investors, high-coupon bonds -- although not immune from overall price trends -- tend to provide greater price stability during uncertain market periods. We used quantitative analysis to identify securities with the potential to move higher in price, based on historical relationships.

* SEEKING LONG-TERM INCOME THROUGH REVENUE GROWTH AND QUALITY

The fund continues to emphasize industry sectors that are benefiting most in the prevailing climate of economic strength. Transportation, particularly airports and airlines, continues to be the largest sector. Demand for air travel has been vigorous during the past several years and remains so. Capacity expansion is still modest and demand is still outstripping supply.

Restructurings in the utility sector are also creating attractive opportunities, but because of the controversies surrounding this sector in general, investors tend to overlook individual offerings having excellent potential. While the fund tends to concentrate on investment-grade securities, it is opportunistic as its name implies -- and we have been making full use of Putnam's extensive research capabilities to identify promising issues in this sector.

Health-care facility bonds also continue to account for a sizable portion of the portfolio. As an aging population increases demand for hospitals and extended care facilities, this sector as a whole offers the potential for steady income. Again, we depend on careful research to target situations that we believe offer better than average income potential.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW*]

CREDIT QUALITY OVERVIEW*

Aaa                                       41.1%

Aa                                         8.6%

A                                          6.8%

Baa                                       27.1%

Ba                                        15.6%

B and under                                0.8%

Footnote reads:
*As a percentage of market value as of 10/31/97. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Overall, revenue bonds as a class offer higher yields than tax-backed issues. However, the fund's portfolio currently includes certain Washington, DC, general obligation bonds that we believe represent unrecognized value in the municipal bond market.

* CREDIT QUALITY RESEARCH AND CALL PROTECTION HELP SUSTAIN PERFORMANCE

When you review the credit ratings of individual portfolio holdings, bear in mind that active investors cannot rely on the rating agencies to do their work for them. Situations can change overnight and rating agencies simply cannot afford to keep in constant touch with the thousands of issuers they rate. Your management team, however, is able to identify and further research Ba-rated and B-rated bonds that appear to merit higher ratings. Since credit upgrades are generally accompanied by price appreciation, early identification of potential upgrades helps us secure attractive income while positioning the fund to benefit down the road.

Another way we seek to provide high, sustainable returns is by managing call risk within the fund. Callable bonds carry the option of being redeemed, or called away, by the issuer at a certain future date. A bond issuer normally calls in a bond for the same reason homeowners seek to refinance mortgages: to obtain lower interest rates than those prevailing when the bonds were originally issued. To maintain a level income stream for the fund, we work to balance callable holdings with positions in noncallable bonds or bonds with distant call dates.

* OUTLOOK: SEEKING OPPORTUNITY IN VOLATILITY

Once the worldwide equity markets have settled down, we expect to return to a more stable municipal bond market. We realize that volatility is unsettling for investors, but as professional money managers, our goal is to capitalize on short-term distortions in order to improve the fund's return over time.

Over the longer term, we continue to expect some moderate upward pressure on interest rates, driven by the strong economy. While keeping a vigilant eye on the economy, we will continue to rely on in-depth research to evaluate new issues coming to market as well as existing holdings.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/97, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Municipal Opportunities Trust is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 10/31/97

                                                 Lehman Bros.
                                        Market    Municipal     Consumer
                              NAV       price    Bond Index    Price Index
------------------------------------------------------------------------------
6 months                     6.02%       6.97%      6.36%         0.87%
------------------------------------------------------------------------------
1 year                       8.62       10.72       8.50          2.08
------------------------------------------------------------------------------
Life of fund (5/28/93)      36.13       31.40      32.70         12.07
Annual average               7.21        6.36       6.61          2.61
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 10/31/97

------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                                         6
------------------------------------------------------------------------------
Income                                       $0.465
------------------------------------------------------------------------------
Capital gains1                                  --
------------------------------------------------------------------------------
  Total                                      $0.465
------------------------------------------------------------------------------
                            Series A         Series B          Series C
Preferred shares          (800 shares)    (1,620 shares)    (1,620 shares)
------------------------------------------------------------------------------
Income                      $985.51          $235.94            $258.55
------------------------------------------------------------------------------
  Total                     $985.51          $235.94            $258.55
------------------------------------------------------------------------------
Share value (common shares):          NAV         Market price
------------------------------------------------------------------------------
4/30/97                            $13.61          $13.875
------------------------------------------------------------------------------
10/31/97                            13.97           14.375
------------------------------------------------------------------------------
Current return (common shares):       NAV         Market price
------------------------------------------------------------------------------
Current dividend rate2               6.66%            6.47%
------------------------------------------------------------------------------
Taxable equivalent3                 11.03            10.71
------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% combined federal and state tax rate and end-of-period dividend rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 9/30/97
(most recent calendar quarter)

                                                    Market
                                      NAV            price
------------------------------------------------------------------------------
6 months                             6.12%           6.01%
------------------------------------------------------------------------------
1 year                               9.32           12.80
------------------------------------------------------------------------------
Life of fund (5/28/93)              35.21           31.84
Annual average                       7.20            6.58
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Portfolio of investments owned
October 31, 1997

Key to Abbreviations
AMBAC       -- AMBAC Indemnity Corporation
COP         -- Certificate of Participation
FGIC        -- Financial Guaranty Insurance Company
FSA         -- Financial Security Assurance
GNMA Coll.  -- Government National Mortgage Association Collateralized
G.O. Bonds  -- General Obligation Bonds
IFB         -- Inverse Floating Rate Bonds
IF COP      -- Inverse Floating Rate Certificate of Participation
MBIA        -- Municipal Bond Investors Assurance Corporation
VRDN        -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.4%) *
PRINCIPAL AMOUNT                                                            RATINGS**              VALUE

Alabama (3.7%)
------------------------------------------------------------------------------------------------------------
     $5,000,000  Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                   Disp. James River Corp.), 8s, 9/1/28                        BBB            $    5,700,000
      7,000,000  Jefferson Cnty., Swr. Rev. Bonds, Ser. D, FGIC,
                   5 3/4s, 2/1/27                                              Aaa                 7,218,750
                                                                                              --------------
                                                                                                  12,918,750

Alaska (1.4%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Valdez Marine Term. Rev. Bonds (BP Pipeline, Inc.),
                   Ser. B, 5 1/2s, 10/1/28                                     AA                  4,956,250

Arizona (1.1%)
------------------------------------------------------------------------------------------------------------
        500,000  Pima Cnty., Indl. Dev. Auth. VRDN (Tucson Elec.),
                   3.45s, 12/1/22 (LOC)                                        Aa                    500,000
      2,860,000  Scottsdale, Indl. Dev. Auth. Rev. Bonds
                   (Westminster Village), 7 7/8s, 6/1/09                       BB/P                3,192,475
                                                                                              --------------
                                                                                                   3,692,475

California (9.9%)
------------------------------------------------------------------------------------------------------------
      4,000,000  CA Hlth. Fac. Auth. Rev. Bonds (Cedar-Sinai
                   Med. Ctr.), MBIA, 5 1/8s, 8/1/27                            Aaa                 3,845,000
      3,000,000  Metropolitan Wtr. Dist. IFB (Southern CA
                   Waterwks.), 7.249s, 8/10/18                                 Aa                  3,427,500
      2,000,000  Orange Cnty., Pub. Fac. Corp. COP (Solid Waste
                   Management), 7 7/8s, 12/1/13                                BBB                 2,093,260
      5,000,000  San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
                   MBIA, 6 1/2s, 8/1/17#                                       Aaa                 5,781,250
      6,000,000  San Diego Cnty., COP, AMBAC, 5 5/8s, 9/1/12                   Aaa                 6,360,000
      3,000,000  San Diego, IF COP, AMBAC, 6.82s, 9/1/07                       Aaa                 3,468,750
      6,280,000  San Diego, Pub. Swr. Fac. Fin. Auth Rev. Bonds,
                   Ser. A, FGIC, 5 1/4s, 5/15/27                               Aaa                 6,177,950
      3,000,000  Southern CA Pub. Pwr. Auth. IFB, FGIC,
                   6.62s, 7/1/17                                               Aaa                 3,105,000
                                                                                              --------------
                                                                                                  34,258,710

Colorado (4.9%)
------------------------------------------------------------------------------------------------------------
                 Denver, City & Cnty. Arpt. Rev. Bonds,
      9,440,000    Ser. A 8 3/4s, 11/15/23                                     Baa                11,098,263
      2,910,000    MBIA, 8 1/2s, 11/15/23                                      Aaa                 3,306,488
      1,585,000    7 3/4s, 11/15/21                                            Baa                 1,775,200
                 Denver, City & Cnty. Arpt. Rev. Bonds,
                   Prerefunded, Ser. A
        250,000    MBIA, 8 1/2s, 11/15/23                                      Aaa                   283,750
        415,000    7 3/4s, 11/15/21                                            Baa                   472,581
                                                                                              --------------
                                                                                                  16,936,282

District of Columbia (3.7%)
------------------------------------------------------------------------------------------------------------
     12,450,000  DC G.O. Bonds, Ser. A, 6s, 6/1/26                             Ba                 12,761,250

Florida (0.9%)
------------------------------------------------------------------------------------------------------------
      2,890,000  Broward Cnty., Resource Recvy. Rev. Bonds
                   (SES Broward Cnty. LP South), 7.95s, 12/1/08                A                   3,150,100

Hawaii (0.6%)
------------------------------------------------------------------------------------------------------------
      2,000,000  HI State Hsg. Fin. & Dev. Corp. Single Fam. Mtge.
                   Rev. Bonds, Ser. A, FNMA Coll., 5 3/4s, 7/1/30              AA                  2,012,500

Illinois (9.6%)
------------------------------------------------------------------------------------------------------------
                 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                   (United Air Lines, Inc.)
     10,695,000    Ser. 84A, 8.85s, 5/1/18                                     Baa                12,071,981
      8,755,000    Ser. C, 8.2s, 5/1/18                                        Baa                 9,411,625
     10,000,000  IL Hsg. Dev. Auth. Multi-Fam. Rev. Bonds, Ser. 91A,
                   8 1/4s, 7/1/16                                              A                  10,912,500
        700,000  IL Hsg. Dev. Auth. Res. Mtge. IFB, 9.741s, 2/1/20
                   (acquired 5/28/93, cost $792,925) [DBL. DAGGERS]            Aa                    786,625
                                                                                              --------------
                                                                                                  33,182,731

Indiana (0.6%)
------------------------------------------------------------------------------------------------------------
      2,000,000  Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                   (Federal Express Corp.), 7.1s, 1/15/17                      BBB                 2,230,000

Kentucky (1.5%)
------------------------------------------------------------------------------------------------------------
                 Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                   (Delta Air Lines, Inc.)
      3,400,000    Ser. A, 7 1/2s, 2/1/20                                      BBB                 3,769,750
      1,300,000    Ser. B, 7 1/4s, 2/1/22                                      BBB                 1,423,500
                                                                                              --------------
                                                                                                   5,193,250

Louisiana (2.6%)
------------------------------------------------------------------------------------------------------------
      5,500,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                   (Continental Grain Co.), 7 1/2s, 7/1/13                     BB                  6,036,250
      2,850,000  St. Charles Parish, Poll. Control Rev. Bonds
                   (LA Pwr. & Lt. Co.), 8s, 12/1/14                            Baa                 3,095,813
                                                                                              --------------
                                                                                                   9,132,063

Maryland (1.5%)
------------------------------------------------------------------------------------------------------------
      4,770,000  MD Cmnty. Dev. Admin. Multi-Fam. Hsg., Ser. E,
                   GNMA Coll., FHA, 6.85s, 5/15/25                             Aa                  5,163,525

Massachusetts (7.8%)
------------------------------------------------------------------------------------------------------------
                 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
      3,135,000    (Norwood Hosp.), Ser. E, 8s, 7/1/12                         Ba                  3,244,506
      3,000,000    (Rehab. Hosp. Cape & Islands), Ser. A,
                   7 7/8s, 8/15/24                                             BB/P                3,296,250
                 MA State Hsg. Fin. Agcy. Rev. Bonds
      3,855,000    (Residential Dev.), 6.9s, 11/15/21
                   (FNMA Collateral)                                           Aaa                 4,221,225
     11,280,000    Ser. 53, MBIA, 6.15s, 12/1/29                               Aaa                11,815,800
      3,000,000  MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                   (Southeastern MA), Ser. A, 9s, 7/1/15                       BB/P                3,401,250
      1,000,000  MA State Indl. Fin. Agcy. Rev. Bonds (1st Mtge.
                   Brookhaven), Ser. A, 7s, 1/1/15                             BBB/P               1,071,250
                                                                                              --------------
                                                                                                  27,050,281

Michigan (3.8%)
------------------------------------------------------------------------------------------------------------
     11,000,000  Detroit, Swr. Disp. Rev. Bonds (Wtr. Supply System),
                   MBIA, 5s, 7/1/25                                            Aaa                10,312,500
      2,500,000  MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                   Ser. A, FSA, 7.55s, 4/1/23                                  Aaa                 2,756,250
                                                                                              --------------
                                                                                                  13,068,750

Minnesota (0.4%)
------------------------------------------------------------------------------------------------------------
      1,250,000  Rochester Hlth. Care Fac. IFB (Mayo Foundation),
                   Ser. H, 7.966s, 11/15/15                                    AA                  1,407,813

Mississippi (1.2%)
------------------------------------------------------------------------------------------------------------
                 Claiborne Cnty., Poll. Control Rev. Bonds
      2,500,000    (Middle South Energy, Inc.), Ser. B, 8 1/4s, 6/1/14         BB/P                2,681,250
      1,350,000    (Syst. Energy Resources, Inc.), 7.3s, 5/1/25                BBB                 1,434,375
                                                                                              --------------
                                                                                                   4,115,625
Nebraska (0.7%)
------------------------------------------------------------------------------------------------------------
      2,200,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                   Ser. 2, GNMA Coll., 8.64s, 9/10/30                          Aaa                 2,497,000

Nevada (1.8%)
------------------------------------------------------------------------------------------------------------
                 Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                   Gas Corp.)
      2,750,000    Ser. B, 7 1/2s, 9/1/32                                      Baa                 3,055,938
      3,000,000    Ser. A, 6 1/2s, 12/1/33                                     BBB                 3,225,000
                                                                                              --------------
                                                                                                   6,280,938

New Hampshire (1.1%)
------------------------------------------------------------------------------------------------------------
                 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
      2,600,000    (Riverwoods at Exeter), Ser. A, 6 1/2s, 3/1/23              B/P                 2,632,500
      1,250,000    (NH College), 6 3/8s, 1/1/27                                BBB                 1,276,560
                                                                                              --------------
                                                                                                   3,909,060

New Jersey (8.3%)
------------------------------------------------------------------------------------------------------------
      9,000,000  NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                   (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19                BB                  9,866,250
                 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
      3,500,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                     BBB                 3,758,125
      2,590,000    (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                     BB/P                2,803,675
     10,000,000  Salem Cnty. Indl. Poll. Control Fin. Auth. IFB, MBIA,
                   8.841s, 10/1/29 (acquired 10/28/94,
                   cost $9,750,000) [DBL. DAGGER]                              Aaa                12,187,500
                                                                                              --------------
                                                                                                  28,615,550

New York (3.1%)
------------------------------------------------------------------------------------------------------------
      6,000,000  Metropolitan-Trans. Auth. Rev. Bonds, Ser. A,
                   MBIA, 5 1/4s, 4/1/21                                        Aaa                 5,917,500
      4,600,000  NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 8s, 7/1/20                       Baa                 4,841,500
                                                                                              --------------
                                                                                                  10,759,000

North Carolina (0.6%)
------------------------------------------------------------------------------------------------------------
      2,000,000  NC Eastern Muni. Pwr. Agcy. Pwr. Syst. Rev. Bonds,
                   Ser. B, 6s, 1/1/22                                          Baa                 2,097,500

Ohio (0.8%)
------------------------------------------------------------------------------------------------------------
      2,563,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB, Ser. A-2,
                   GNMA Coll., 9.728s, 3/24/31                                 Aaa                 2,909,005

Pennsylvania (7.6%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                   (Pittsburgh Mercy Hlth. Syst.), AMBAC,
                   5 5/8s, 8/15/26                                             Aaa                 5,068,750
      7,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                   Rev. Bonds (UTD Hosp.), Ser. B, 8 3/8s, 11/1/11             AAA                 7,691,250
      3,000,000  PA Econ. Dev. Fin. Auth. Wastewtr. Treatment
                   Rev. Bonds (Sun Co., Inc.), Ser. A, 7.6s, 12/1/24           Baa                 3,423,750
      1,000,000  PA State Econ. Dev. Fin. Auth. Res. Recvy.
                   Rev. Bonds (Colver), Ser. D, 7.15s, 12/1/18                 BBB                 1,102,500
      3,000,000  PA State Econ. Dev. Fin. Auth. Resource Recvy.
                   Rev. Bonds (Colver Project), Ser. E, 8.05s, 12/1/15         BB/P                3,435,000
      5,000,000  PA State Higher Ed. Assistance Agcy. Student Loan
                   IFB, AMBAC, 9.662s, 9/3/26                                  Aaa                 5,668,750
                                                                                              --------------
                                                                                                  26,390,000

South Carolina (1.5%)
------------------------------------------------------------------------------------------------------------
      4,500,000  Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                   (Bayerische Motoren Werke), 7.55s, 11/1/24                  A/P                 5,045,625

Texas (12.7%)
------------------------------------------------------------------------------------------------------------
      5,500,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                   (American Airlines, Inc.), 7 1/2s, 12/1/29                  Baa                 6,022,500
                 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                   (St. Luke's Lutheran Hosp.)
      4,800,000    7.9s, 5/1/18                                                AAA/P               5,610,000
      2,000,000    7.9s, 5/1/11                                                AAA                 2,337,500
     12,000,000    FSA, 6.1s, 11/15/23                                         Aaa                12,660,000
      4,500,000  Brazos River, Poll. Control Auth. Rev. Bonds
                   (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21               Baa                 4,955,625
      4,000,000  Dallas-Fort Worth, Regl. Joint Rev. Bonds, Ser. A,
                   FGIC, 6 5/8s, 11/1/21                                       Aaa                 4,265,000
      2,395,000  Jefferson Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
                   Bonds (Baptist Healthcare Syst.), 8 7/8s, 6/1/21            Ba                  2,538,700
      5,000,000  Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll. Rev.
                   Bonds (Southwestern Elec. Pwr. Co.), Ser. A,
                   8.2s, 8/1/11                                                Aa                  5,700,000
                                                                                              --------------
                                                                                                  44,089,325

Utah (1.8%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Intermountain Pwr. Agcy. Rev. Bonds, Ser. D,
                   AMBAC, 7 3/4s, 7/1/20                                       AA                  5,217,450
      1,000,000  Salt Lake City, Hosp. IFB (IHC Hosps. Inc.),
                   9.616s, 5/15/20                                             Aaa                 1,181,250
                                                                                              --------------
                                                                                                   6,398,700

Virginia (1.1%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Fairfax Cnty., Indl. Dev. Auth. IFB (Fairfax Hosp. Syst.),
                   Ser. C, 9.577s, 8/29/23                                     AAA                 3,648,750

Washington (1.2%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Chelan Cnty., Dev. Corp. Rev. Bonds
                   (Poll. Control-Alcoa), 5.85s, 12/1/31                       A                   4,110,000

Wyoming (0.9%)
------------------------------------------------------------------------------------------------------------
      2,925,000  Sweetwater Cnty., Solid Waste Disp. Rev. Bonds
                   (FMC Corp.), Ser. A, 7s, 6/1/24                             Baa                 3,206,531
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $330,889,275) ***                                    $  341,187,339
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $346,822,154.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1997. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $330,889,275, resulting in gross unrealized appreciation and depreciation of $13,065,386 and $2,767,322, respectively, or net unrealized appreciation of $10,298,064.

[DBL. DAGGER]  Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 1997 was
               $12,974,125 or 3.7% of net assets.

  #  A portion of this security was pledged and segregated with the custodian to cover margin requirements for future contracts at October 31, 1997.

The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 1997.

The fund had the following industry group concentrations greater than 10% at October 31, 1997 (as a percentage of net assets):

     Transportation           20.7%

     Health care              20.7

     Utilities                17.0

     Housing                  12.4

The fund had the following insurance concentration greater than 10% at October 31, 1997 (as a percentage of net assets):

     MBIA                     12.0%





-------------------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 1997
                                                                              Unrealized
                                                  Aggregate     Expiration    Appreciation/
                                Total Value      Face Value       Date      (Depreciation)
-------------------------------------------------------------------------------------------
U.S. Treasury Bond
20 Yr. (short)                  $15,637,875     $15,239,259       Dec 97      $(398,616)

Muni Index (long)                 5,482,969       5,481,874       Dec 97          1,095
-------------------------------------------------------------------------------------------
                                                                              $(397,521)
-------------------------------------------------------------------------------------------





Statement of assets and liabilities
October 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $330,889,275) (Note 1)                                                $341,187,339
---------------------------------------------------------------------------------------------------
Cash                                                                                         26,359
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       7,705,425
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                    3,712
---------------------------------------------------------------------------------------------------
Total assets                                                                            348,922,835

Liabilities
---------------------------------------------------------------------------------------------------
Payable for variation margin                                                                 35,687
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                     1,252,127
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                621,981
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                   20,972
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                                8,327
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    574
---------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                  106,500
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       54,513
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         2,100,681
---------------------------------------------------------------------------------------------------
Net assets                                                                             $346,822,154

Represented by
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (800 shares issued and
outstanding at $50,000 per share) (Note 4)                                             $ 40,000,000
---------------------------------------------------------------------------------------------------
Series B and C remarketed preferred shares, (3,240 shares issued and
outstanding at $25,000 per share) (Note 4)                                               81,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited
shares authorized) (Note 1)                                                             225,199,521
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                  (676,167)
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                     (8,601,743)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                9,900,543
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                             $346,822,154

Net assets available to:
---------------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares                                          $121,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                               47,307
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                                 $121,047,307
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                  $225,774,847
---------------------------------------------------------------------------------------------------
Net asset value per common share
($225,774,847 divided by 16,157,092 shares)                                                  $13.97
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended October 31, 1997 (Unaudited)

Tax exempt interest income:                                                            $10,164,746

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         1,110,570
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             121,849
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                           6,304
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             3,424
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               3,176
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     14,204
--------------------------------------------------------------------------------------------------
Auditing                                                                                    26,548
--------------------------------------------------------------------------------------------------
Legal                                                                                       12,198
--------------------------------------------------------------------------------------------------
Postage                                                                                      4,014
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                       12,240
--------------------------------------------------------------------------------------------------
Other                                                                                       16,769
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                      46,666
--------------------------------------------------------------------------------------------------
Total expenses                                                                           1,377,962
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (54,324)
--------------------------------------------------------------------------------------------------
Net expenses                                                                             1,323,638
--------------------------------------------------------------------------------------------------
Net investment income                                                                    8,841,108
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           779,574
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                           (183,094)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the period                 6,658,046
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  7,254,526
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                   $16,095,634
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                         October 31           April 30
                                                                                               1997*              1996
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  $  8,841,108       $ 15,955,844
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                            596,480            816,584
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                6,658,046          2,427,269
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     16,095,634         19,199,697
----------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (1,589,483)        (1,397,016)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed
preferred shares of $47,307 and $74,751, respectively)                                   14,506,151         17,802,681
----------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                               (7,512,783)       (15,499,239)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                                               --           (415,009)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions                                                 81,000,000                 --
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred share offering costs (Note 4)                                       (1,179,044)                --
----------------------------------------------------------------------------------------------------------------------
Total  increase net assets                                                               86,814,324          1,888,433

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     260,007,830        258,119,397
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $676,167 and
$415,009, respectively)                                                                $346,822,154       $260,007,830
----------------------------------------------------------------------------------------------------------------------

Number of fund shares
----------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                                                            16,157,092         16,157,092
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning of period                                                                             800                800
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares issued (Note 4)                                                   3,240                 --
----------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
end of period                                                                                 4,040                800
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)


------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                      October 31                                                        May 28, 1993+
operating performance                          (Unaudited)                     Year ended April 30                to April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                                    $13.61           $13.50           $13.23           $13.57           $14.07 (e)
------------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                 .55              .99              .99             1.02              .94 (a)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .45              .20              .36             (.16)            (.59)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.00             1.19             1.35              .86              .35
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.10)            (.09)            (.09)            (.08)            (.05)(f)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.47)            (.96)            (.99)            (.99)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income:                                     --
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --             (.03)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gains
on investments:
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --             (.09)            (.05)
------------------------------------------------------------------------------------------------------------------------------------
In excess of capital gains:
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --             (.03)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions:                                 (.57)           (1.08)           (1.08)           (1.19)            (.80)
------------------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                       (.07)              --               --               --             (.05)
------------------------------------------------------------------------------------------------------------------------------------
Common share offering costs                            --               --               --             (.01)(g)           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                                    $13.97           $13.61           $13.50           $13.23           $13.57
------------------------------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                                   $14.375          $13.875          $13.625          $12.250          $12.625
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return,
at market value
(common shares) (%)(b)                               6.97*            9.24            19.64             5.82           (11.22)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $346,822         $260,008         $258,119         $253,785         $259,295
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                          .62*            1.08             1.05              .95              .94*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                         3.25*            6.60             6.54             6.04             6.14*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         19.43*           20.52            49.97            59.13            60.52*
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Reflects a waiver of the management fee for the period May 28, 1993 to June 13, 1993.
    As a result of the waiver, expenses of the fund for the period ended April 30, 1994 reflect a reduction of less than $0.01 per share.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, include amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(e) Represents initial net asset value of $14.10 less offering expenses of $0.03.

(f) Preferred shares were issued on August 3, 1993.

(g) Adjustments of the original offering costs to reflect actual costs incurred.



Notes to financial statements
October 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, Inc. ("Putnam Management"), the Fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1997, the fund had a capital loss carryover of approximately $8,475,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover          Expiration
------------------------------------
  $3,894,000          April 30, 2003
  $4,581,000          April 30, 2004

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period for Series A and a 7 day period for Series B and C. The applicable dividend rate for the remarketed preferred shares on October 31, 1997 was 3.75% for Series A, 3.53% for Series B, and 3.56% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds and zero coupon bonds are accreted on a yield-to-maturity basis.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $31,878. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee,
administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services and administrative services is paid quarterly based on the average net assets of the fund, including amounts attributable to any preferred shares that may be outstanding. Such fees in the aggregate are based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of any amount over $1.5 billion.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's net income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1997, fund expenses were reduced by $54,324 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the funds receive an annual Trustees fee of which $553 has been allocated to the fund and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 1997, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $139,420,715 and $57,759,937, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

On July 7, 1997, the fund issued 1,620 Series B and 1,620 Series C remarketed preferred shares. Proceeds to the fund, before underwriting expenses of $810,000 and offering expenses of $369,044, amounted to $81,000,000. Such offering expenses and the fund underwriting expenditures were paid initially by Putnam Management, and the fund will reimburse Putnam Management for such costs. Theses expenses were charged against net assets of the fund available to common shareholders.

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000, respectively per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1997, no such restrictions have been placed on the fund.

Results of October 9, 1997 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 9, 1997. At the meeting, each of the nominees for Trustees was elected, as follows:


                                    Common Shares             Preferred Shares
                                                 Votes                      Votes
                               Votes for       withheld     Votes for     withheld
Jameson Adkins Baxter         15,323,073        194,050        728           6
Hans H. Estin                 15,320,793        196,330        726           8
R.J. Jackson                  15,331,785        185,338        728           6
Elizabeth T. Kennan           15,320,942        196,181        725           9
Lawrence J. Lasser            15,328,175        188,948        728           6
Donald S. Perkins             15,319,657        197,466        725           9
William F. Pounds             15,323,925        193,198        725           9
George Putnam                 15,319,494        197,629        728           6
George Putnam, III            15,319,428        197,695        728           6
A.J.C. Smith                  15,333,382        183,741        728           6
W. Nicholas Thorndike         15,328,985        188,138        725           9


A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows:

Common Shares -- 15,217,291 votes for, and 63,461 votes against, with 236,371 abstentions and non-broker votes.

Preferred Shares -- 723 votes for, and 5 votes against, with 6 abstentions and non-broker votes.

All tabulations are rounded to nearest whole number.

Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's NAV.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

36868-582   12/97